UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2008

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Houston, Texas  77002
50 West San Fernando Street, San Jose, California  95113
 (Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY PLANS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY PLANS.

Effective December 15, 2008, Calpine Corporation (the “Company”) named Zamir Rauf as Executive Vice President and Chief Financial Officer.

As reported in the Company’s Current Report on Form 8-K filed on June 5, 2008, Mr. Rauf, 48, has been serving as the Company’s Interim Chief Financial Officer since June 4, 2008. Previously, he served as the Company’s Senior Vice President, Finance and Treasurer from September 2007 until his appointment as Interim Chief Financial Officer. Since joining the Company in February 2000, Mr. Rauf has served as Manager, Finance from February 2000 to April 2001, Director, Finance from April 2001 to December 2002, Vice President, Finance from December 2002 to July 2005 and Senior Vice President, Finance from July 2005 to September 2007. Prior to joining Calpine, Mr. Rauf held various accounting and finance roles with Enron North America and Dynegy Inc. He earned his bachelor’s degree in business and commerce and masters in business administration-finance from the University of Houston.

Pursuant to Mr. Rauf’s offer letter (the “Letter”), Mr. Rauf will receive an initial base salary of $475,000 a year. Mr. Rauf will remain eligible to participate in the Calpine Corporation 2008 Calpine Incentive Plan (the “CIP”), which provides for an annual discretionary bonus based on corporate, departmental and individual performance, with Mr. Rauf’s target bonus under the CIP to be 90% of his pro-rated annual base salary, with the opportunity to receive a maximum annual cash bonus of 200% of base salary. The amount of the bonus, if any, awarded to Mr. Rauf under the CIP is subject to the Company’s discretion.

In addition, a grant of an option to purchase 100,000 shares of common stock of the Company (“the Grant”) was recommended to and approved by the Compensation Committee of the Company’s Board of Directors. The Grant vests in three equal annual installments on the first, second and third anniversaries of the grant date and expires after 10 years or upon termination of employment, whichever comes first. The Grant is made under the provisions and terms of the Calpine Corporation 2008 Equity Incentive Plan and shall become immediately vested in full upon the occurrence of a Change in Control (as defined in the Calpine Corporation 2008 Equity Incentive Plan). Mr. Rauf will be eligible to participate in future annual equity grants beginning in 2010.

A copy of the Letter and the Non-Qualified Stock Option Agreement setting forth the terms of the Grant are filed herewith as Exhibits 10.1 and 10.2, respectively, and a copy of the Calpine Corporation 2008 Equity Incentive Plan is incorporated by reference as Exhibit 10.3 hereto. The foregoing description is qualified in its entirety by reference to the full text of such Exhibits, each of which is hereby incorporated by reference herein.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated December 17, 2008, between the Company and Zamir Rauf.*†

10.2	Non-Qualified Stock Option Agreement between the Company and Zamir Rauf, dated December 17, 2008.*†

10.3
Calpine Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 (Registration No. 333-149074), filed with the SEC on February 6, 2008).†

__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Zamir Rauf
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: December 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated December 17, 2008, between the Company and Zamir Rauf.*†

10.2	Non-Qualified Stock Option Agreement between the Company and Zamir Rauf, dated December 17, 2008.*†

10.3
Calpine Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 (Registration No. 333-149074), filed with the SEC on February 6, 2008).†

__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

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